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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 MARCH 19, 2002
                        (Date of earliest event reported)


                                  IMPRESO, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                              000-29883                            75-2849585
(State or other jurisdiction            (Commission File Number)                 (I.R.S. employer
     of incorporation)                                                         Identification Number)



                  652 SOUTHWESTERN BOULEVARD, COPPELL, TX 75019
                    (Address of principal executive offices)



                                 (972) 462-0100
              (Registrant's Telephone Number, Including Area Code)

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Impreso, Inc. hereby files Amendment No. 1 to its Form 8-K (date of report:
March 19, 2002) filed with the Securities and Exchange Commission on April 3, 2002. This current report amends Item 7.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

The following audited financial statements, which are filed as Exhibit 99.2 to this report and are incorporated herein by reference thereto, were prepared to present the net assets and the revenues and expenses of United Computer Supplies, Inc. and its subsidiaries ("United") for the year ended December 31, 2001. The financial statements also include unaudited information for the six-month period ended February 28, 2002.

         1.       Report of Independent Auditor

         2.       Combined Balance Sheets

         3.       Combined Statements of Loss and Accumulated Deficit

         4.       Combined Statements of Cash Flows

         5.       Notes to Combined Financial Statements

(b) PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial information, which is filed as
Exhibit 99.3 to this report and is incorporated herein by reference thereto, relates to the March 19, 2002 acquisition of United. The transaction will be accounted for as a purchase business combination. The pro forma amounts have been prepared based on certain purchase accounting and other pro forma adjustments (as described in the accompanying notes) to the historical financial statements of Impreso, Inc.

The unaudited pro forma consolidated balance sheet at February 28, 2002, reflects our historical financial position at February 28, 2002, combined with the allocated purchase price of United as of December 31, 2001, with pro forma adjustments as if the acquisition had occurred on February 28, 2001. The unaudited pro forma consolidated statement of income for the six-month period ended February 28, 2002, reflects the historical results of operations of both companies with pro forma acquisition adjustments as if the acquisition had occurred on September 1, 2001. The unaudited Pro Forma consolidated statement of income for the year ended August 31, 2001, reflects the historical results of operations of both companies with pro forma acquisition adjustments as if the acquisition had occurred on September 1, 2000. The pro forma adjustments are described in the accompanying notes and give effect to events that are (a) directly attributable to the acquisition, (b) factually supportable, and (c) in the case of certain statement of income adjustments, expected to have a continuing impact.

The unaudited pro forma condensed financial statements should be read in connection with our historical financial statements and related footnotes.



                                       2
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The unaudited pro forma financial information presented is for information purposes only and does not purport to represent what our and United's financial position or results of operations as of the dates presented would have been had the acquisition in fact occurred on such date or at the beginning of the period indicated or to project our and United's financial position or results of operations for any future date or period.

         1.       Unaudited Pro Forma Consolidated Balance Sheet

         2.       Unaudited Pro Forma Consolidated Statement of Income

         3.       Notes to Unaudited Pro Forma Consolidated Financial Statements


(c). EXHIBITS:

         2.1 Asset Purchase Agreement by and between TST/Impreso, Inc. and Bank of America, N.A., and consented to by United Computer Supplies, Inc., United Computer Supplies-East, Inc. and John
                  R. Zimmerman dated as of March 19, 2002*

         99.1 Impreso, Inc. Press Release issued March 20, 2002 announcing the closing of the purchase*

         99.2 Audited financial statements of United Computer Supplies, Inc. and its subsidiaries listed in Item 7 (a) of this report (filed herewith)

         99.3 Unaudited Pro Forma Financial Statements of Impreso, Inc. and Subsidiaries listed on Item 7 (b) of this report (filed herewith)



* Previously filed



                                       3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                IMPRESO, INC.
                                                (registrant)

Dated: June 3, 2002
                                                /s/ Marshall Sorokwasz
                                                --------------------------------
                                                Marshall Sorokwasz,
                                                Chairman of the Board, Chief
                                                Executive Officer, President,
                                                and Director



                                                /s/ Susan Atkins
                                                --------------------------------
                                                Susan Atkins,
                                                Chief Financial Officer and
                                                and Vice President



                                       4
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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------
2.1               Asset Purchase Agreement by and between TST/Impreso, Inc. and
                  Bank of America, N.A., and consented to by United Computer
                  Supplies, Inc., United Computer Supplies-East, Inc. and John
                  R. Zimmerman dated as of March 19, 2002*

99.1 Impreso, Inc. Press Release issued March 20, 2002 announcing the closing of the purchase*

99.2              Audited financial statements of United Computer Supplies, Inc.
                  and its subsidiaries listed in Item 7 (a) of this report
                  (filed herewith)

99.3              Unaudited Pro Forma Financial Statements of Impreso, Inc. and
                  Subsidiaries listed on Item 7 (b) of this report (filed herewith)


* Previously filed